UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7177

Name of Fund:  Merrill Lynch Mid Cap Value Fund of
               The Asset Program, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc., 800
Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/04

Date of reporting period: 02/01/03 - 01/31/04

Item 1 - Report to Shareholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Mid Cap Value Fund


Annual Report
January 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Mid Cap Value Fund,
A Series of The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Mid Cap Value Fund


Portfolio Information as of January 31, 2004 (unaudited)


                                        Percent of
Ten Largest Equity Holdings             Net Assets

Tech Data Corporation                       2.5%
Parametric Technology Corporation           2.5
CNF Transportation Inc.                     2.2
Raytheon Company                            2.2
Protective Life Corporation                 2.1
Cendant Corporation                         2.1
Del Monte Foods Company                     1.8
Limited Brands                              1.7
Becton, Dickinson and Company               1.7
Banknorth Group, Inc.                       1.7



                                        Percent of
Five Largest Industries*                Net Assets

Commercial Services & Supplies              6.4%
Software                                    5.5
Electronic Equipment & Instruments          5.4
Diversified Financial Services              4.9
Commercial Banks                            4.3

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website
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When you visit this site, you will obtain a personal identification
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e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with geopolitical turmoil, unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed.

As we entered 2004, the equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended January 31, 2004, the Standard & Poor's (S&P) 500 Index returned +15.23% and +34.57%, respectively. In the fixed income markets, investors willing to accept the greatest risk were rewarded the most. The high yield market, for example, provided a return of +12.07% over the past six months and +26.96% for the 12-month period ended January 31, 2004, as measured by the Credit Suisse First Boston High Yield Index.

At this time, the major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, is estimated at a more sustainable 4% in the fourth quarter. That level of growth is expected to repeat itself in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By the end of January, 298 of the S&P 500 companies had reported their fourth-quarter results, and 67.4% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds in 2004.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



A Discussion With Your Fund's Portfolio Manager


This year, Merrill Lynch Mid Cap Value Fund delivered its best absolute performance since its inception in February 1995.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended January 31, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +41.50%, +40.50%, +40.40% and +41.84%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 9 of this report to shareholders.) The Fund's very strong absolute returns for the period were slightly below the +42.73% return of the unmanaged benchmark Standard & Poor's (S&P) MidCap 400 Index. The Lipper Mid Cap Value Funds category posted an average return of +47.73% for the period. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

March 2003 marked the end of the longest stock market decline since the Great Depression. As is often the case, the best-performing stocks coming off of the market bottom were low-quality, high-beta and small-capitalization issues.

Despite providing the best absolute performance since its inception in 1995, the Fund's relative results compared to the benchmark were hindered by average cash holdings of about 5.5% in a sharply rising equity environment. The portfolio's median market cap of $3.5 billion also dampened relative performance in an environment that favored the smallest companies. Both the S&P MidCap 400 Index and the Lipper Mid Cap Value category include a combination of small and mid cap issues. Nonetheless, the Fund achieved record absolute returns while moderating the overall level of portfolio risk.


What changes were made to the portfolio during the period?

The Fund was aggressively positioned at the beginning of the period, and more defensively positioned at the close on January 31, 2004. Early last year, entire sectors looked appealing based on the prevailing valuation metrics. Many stocks then satisfied our valuation criteria, since they were trading near the low end of their historical valuation ranges. In the current environment, however, we are finding fewer opportunities and must be more selective. In last year's sharply rising market, it paid to take greater risk. This year, we prefer to assume stock-specific risk in companies where we have done extensive fundamental research, and to minimize market risk by trimming high-beta stocks where returns are tied most closely to the overall performance of the stock market. We believe this may help to mitigate the overall level of risk in the portfolio.

In selecting new stocks, we are communicating closely with company management teams to understand their operating strategy. Many of our recent purchases involve situations where there is a turnaround, a corporate restructuring or an overhaul of the executive management team. We are looking to identify company-specific catalysts that could cause the shares to move higher in the months ahead.

With respect to specific sector positioning, we made several changes during the year. The Fund's technology stock holdings returned more than 80% on average during the 12-month period, versus the average return of about 65% for technology stocks in the S&P MidCap 400 Index. On the heels of this strong performance, we aggressively trimmed the Fund's technology holdings to keep the sector at about the same portfolio weight throughout the year. In the software industry, for example, share prices rose dramatically and we scaled back our investments. The Fund's software holdings rose about 90% on average, compared to about 50% for the software names in the benchmark index. Despite our continued selling, the portfolio's software weighting rose from 4.86% of net assets at the beginning of the period to 5.54% as of January 31, 2004.

Many recent additions to the portfolio have been in the health care sector. We added to specialty pharmaceutical stocks, health care distributors and providers of health care information technology. We added to Mentor Corporation, a supplier of medical devices, and Charles River Laboratories International, Inc., a provider of research tools for drug discovery. We also initiated some new positions in the information technology sector, including Anixter International Inc., a distributor of specialty wire and cable products; DSP Group, Inc., a designer of digital signal processing chips; and Tellabs, Inc., a vendor of telecommunications equipment. In December, we also raised Fund exposure to the energy sector because individual stock valuations had become attractive once again.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



The addition of telecommunication equipment stocks is also a fairly recent portfolio change. The portfolio had essentially no exposure to telecommunications equipment stocks over the past few years. This change in strategy is based on our belief that capital spending for telecommunications equipment is in the early stages of a rebound. We believe that spending on telecom equipment could surpass the high end of analysts' estimates, and we favor stocks with solid balance sheets that are, in most cases, profitable. Generally speaking, they are not providers of cutting-edge technology, but rather, are positioned to take advantage of improved spending on legacy equipment where upgrades have been neglected for a long time.


How was the portfolio positioned at the close of the period?

As of January 31, 2004, the Fund was underweight in the consumer discretionary sector. We believe that rapid growth in consumer spending has largely run its course and is now likely to wane with the slowdown in mortgage-refinancing activity. By contrast, the portfolio ended the period slightly overweight in consumer staples, where stock valuation levels are more favorable in our view.

We maintained the Fund's underweight position in financial services stocks during the 12-month period because few financial stocks are trading near the low end of their historical valuation ranges, and many of those that are have credit quality issues. Despite our relative underexposure in this area, the Fund's financial services stocks performed extremely well during the period. One of our largest investments in shares of Knight Trading Group, Inc., a market maker of Nasdaq and over-the-counter securities, more than tripled during the period.

The Fund continues to hold selected investments in insurers, broker/dealers, asset management firms, and a basket of regional banks and thrifts that should benefit from any further industry consolidation. We were modestly overweight in technology stocks at the end of the period, but below previous high levels of ownership. The Fund's information technology holdings are well balanced, with an emphasis on distribution stocks. Significant positions include Tech Data Corporation, a full-line distributor of computers and related products, Anixter International Inc. and Ingram Micro, Inc., a distributor of personal computers and peripherals. We anticipate that these companies will benefit from improved technology spending and, in our view, they all have attractive earnings prospects and reasonable valuation levels.


Looking ahead, how would you characterize the environment for mid cap stocks?

We believe that several factors support our continued positive outlook for mid cap stocks. Typically, small cap stocks lead in the early stages of a market rebound. As the economic recovery broadens, mid cap stocks usually follow. Mid cap stocks have not rallied as sharply as small cap stocks over the past year, and they presently appear more attractive on price-to-earnings and price-to-book-value ratios. Another factor supporting our favorable view is the prospect of further merger-and-acquisition activity. Large cap companies have restructured and strengthened their balanced sheets. Cash flow is at historically high levels, and companies currently have the resources to pursue takeovers. Merger-and-acquisition activity has propelled mid cap stocks higher in past economic cycles. Interest rates are another positive factor. Lackluster employment growth and muted signs of inflation lead us to believe that the Federal Reserve Board is unlikely to increase the discount rate until after the presidential election.

Mutual fund flows also provide support at current levels. Small and mid cap mutual funds continue to receive record inflows, and we anticipate that this will continue at least through the April 2004 tax season. The positive flow of assets into small cap funds could cause money managers to seek attractively valued opportunities in the neighboring mid cap space, pushing stock prices still higher.


R. Elise Baum
Vice President and Portfolio Manager

February 26, 2004



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                6-Month            12-Month       Since Inception
As of January 31, 2004                        Total Return       Total Return       Total Return
ML Mid Cap Value Fund--Class A Shares*           +15.78%            +41.50%           +193.79%
ML Mid Cap Value Fund--Class B Shares*           +15.39             +40.50            +172.73
ML Mid Cap Value Fund--Class C Shares*           +15.35             +40.40            +172.25
ML Mid Cap Value Fund--Class I Shares*           +15.91             +41.84            +200.26
ML Mid Cap Value Fund--Class R Shares*           +15.63              --               + 42.85
S&P MidCap 400 Index**                           +19.03             +42.73         +284.59/+44.13

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception periods are from 2/01/95 for Class A, Class
B, Class C & Class I Shares and from 2/04/03 for Class R Shares.

**This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Since inception total returns are from 2/01/95 and from 2/04/03.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Mid Cap Value Fund++ Class A and Class B Shares* compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


ML Mid Cap Value Fund++
Class A Shares*

Date                              Value

02/01/1995**                    $ 9,475.00
January 1996                    $11,360.00
January 1997                    $13,953.00
January 1998                    $16,310.00
January 1999                    $17,646.00
January 2000                    $18,060.00
January 2001                    $24,139.00
January 2002                    $26,628.00
January 2003                    $19,673.00
January 2004                    $27,837.00


ML Mid Cap Value Fund++
Class B Shares*

Date                              Value

02/01/1995**                    $10,000.00
January 1996                    $11,889.00
January 1997                    $14,481.00
January 1998                    $16,785.00
January 1999                    $18,013.00
January 2000                    $18,274.00
January 2001                    $24,214.00
January 2002                    $26,501.00
January 2003                    $19,411.00
January 2004                    $27,273.00


S&P MidCap 400 Index++++

Date                              Value

02/01/1995**                    $10,000.00
January 1996                    $13,092.00
January 1997                    $15,960.00
January 1998                    $19,956.00
January 1999                    $23,289.00
January 2000                    $27,016.00
January 2001                    $33,393.00
January 2002                    $32,300.00
January 2003                    $26,945.00
January 2004                    $38,459.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Mid Cap Value Fund invests in common stocks of mid cap companies.

++++This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 1/31/04                  +41.50%          +34.07%
Five Years Ended 1/31/04                + 9.55           + 8.37
Inception (2/01/95) through
1/31/04                                 +12.72           +12.05

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 1/31/04                  +40.50%          +36.50%
Five Years Ended 1/31/04                + 8.65           + 8.36
Inception (2/01/95) through
1/31/04                                 +11.80           +11.80

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Mid Cap Value Fund++ Class C and Class I Shares* compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


ML Mid Cap Value Fund++
Class C Shares*

Date                              Value

02/01/1995**                    $10,000.00
January 1996                    $11,889.00
January 1997                    $14,484.00
January 1998                    $16,791.00
January 1999                    $18,006.00
January 2000                    $18,254.00
January 2001                    $24,195.00
January 2002                    $26,466.00
January 2003                    $19,391.00
January 2004                    $27,225.00


ML Mid Cap Value Fund++
Class I Shares*

Date                              Value

02/01/1995**                    $ 9,475.00
January 1996                    $11,379.00
January 1997                    $14,019.00
January 1998                    $16,419.00
January 1999                    $17,816.00
January 2000                    $18,274.00
January 2001                    $24,488.00
January 2002                    $27,075.00
January 2003                    $20,057.00
January 2004                    $28,449.00


S&P MidCap 400 Index++++

Date                              Value

02/01/1995**                    $10,000.00
January 1996                    $13,092.00
January 1997                    $15,960.00
January 1998                    $19,956.00
January 1999                    $23,289.00
January 2000                    $27,016.00
January 2001                    $33,393.00
January 2002                    $32,300.00
January 2003                    $26,945.00
January 2004                    $38,459.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Mid Cap Value Fund invests in common stocks of mid cap companies.

++++This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 1/31/04                  +40.40%          +39.40%
Five Years Ended 1/31/04                + 8.62           + 8.62
Inception (2/01/95) through
1/31/04                                 +11.78           +11.78

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 1/31/04                  +41.84%          +34.39%
Five Years Ended 1/31/04                + 9.81           + 8.63
Inception (2/01/95) through
1/31/04                                 +13.00           +12.32

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Mid Cap Value Fund++ Class R Shares* compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


ML Mid Cap Value Fund++
Class R Shares*

Date                              Value

02/04/2003**                    $10,000.00
January 2004                    $14,285.00


S&P MidCap 400 Index++++

Date                              Value

02/04/2003**                    $10,000.00
January 2004                    $14,413.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Mid Cap Value Fund invests in common stocks of mid cap companies.

++++This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

Past performance is not predictive of future results.



Aggregate Total Return


                                                      Return Without
                                                       Sales Charge
Class R Shares

Inception (2/04/03) through 1/31/04                      +42.85%



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Schedule of Investments

North                                                                                               Value        Percent of
America        Industry*      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
United States  Aerospace &         65,400    Northrop Grumman Corporation                          $    6,324,834      1.7%
               Defense            272,500    Raytheon Company                                           8,313,975      2.2
                                                                                                   --------------    ------
                                                                                                       14,638,809      3.9

               Air Freight &      261,100    CNF Transportation Inc.                                    8,339,534      2.2
               Logistics

               Auto Components    103,700  ++American Axle & Manufacturing Holdings, Inc.               4,019,412      1.1

               Beverages          211,600    Coca-Cola Enterprises Inc.                                 4,845,640      1.3

               Biotechnology       93,900  ++Applera Corporation--Celera Genomics Group                 1,429,158      0.4
                                   44,000  ++Biogen Idec Inc.                                           1,882,760      0.5
                                   79,400  ++Charles River Laboratories International, Inc.             3,187,910      0.8
                                    1,800  ++Eyetech Pharmaceuticals Inc.                                  58,320      0.0
                                   97,500  ++Human Genome Sciences, Inc.                                1,344,525      0.4
                                  145,800  ++Maxygen Inc.                                               1,421,550      0.4
                                   72,900  ++MedImmune, Inc.                                            1,713,150      0.5
                                   55,400  ++Medarex, Inc.                                                485,304      0.1
                                    8,398  ++Millennium Pharmaceuticals, Inc.                             148,140      0.0
                                  108,400  ++Vertex Pharmaceuticals Incorporated                        1,074,244      0.3
                                                                                                   --------------    ------
                                                                                                       12,745,061      3.4

               Building Products  142,000    Masco Corporation                                          3,785,720      1.0

               Capital Markets    360,100    Janus Capital Group Inc.                                   6,042,478      1.6
                                  370,700  ++Knight Trading Group, Inc.                                 5,115,660      1.3
                                                                                                   --------------    ------
                                                                                                       11,158,138      2.9

               Commercial Banks   200,200    Banknorth Group, Inc.                                      6,446,440      1.7
                                  104,700    Compass Bancshares, Inc.                                   4,127,274      1.1
                                  172,275    First Midwest Bancorp, Inc.                                5,693,689      1.5
                                                                                                   --------------    ------
                                                                                                       16,267,403      4.3

               Commercial         351,300  ++Allied Waste Industries, Inc.                              4,795,245      1.3
               Services &          32,700    Avery Dennison Corporation                                 2,032,632      0.5
               Supplies           341,200  ++Cendant Corporation                                        7,728,180      2.1
                                  195,700  ++Corrections Corporation of America                         5,561,794      1.5
                                  128,700  ++Valassis Communications, Inc.                              3,938,220      1.0
                                                                                                   --------------    ------
                                                                                                       24,056,071      6.4

               Communications     210,100  ++McData Corporation (Class B)                               1,832,072      0.5
               Equipment          186,200  ++Tellabs, Inc.                                              1,843,380      0.5
                                                                                                   --------------    ------
                                                                                                        3,675,452      1.0

               Construction &      71,800    Fluor Corporation                                          2,660,908      0.7
               Engineering

               Construction        81,400    iShares Dow Jones Basic Materials Sector
               Materials                     Index Fund (h)                                             3,540,900      0.9
                                   86,200    Martin Marietta Materials, Inc.                            3,965,200      1.1
                                                                                                   --------------    ------
                                                                                                        7,506,100      2.0

               Containers &       236,600  ++Smurfit-Stone Container Corporation                        4,078,984      1.1
               Packaging

               Diversified         25,200    DIAMONDS Trust, Series I (d)                               2,646,000      0.7
               Financial           78,200    Financial Select Sector SPDR Fund (f)                      2,271,710      0.6
               Services            35,900    iShares S&P SmallCap 600 Index Fund (i)                    4,951,687      1.3
                                   43,800    S&P Mid-Cap 400 Depositary Receipts (b)                    4,708,500      1.3
                                   33,500    SPDR Trust Series I (e)                                    3,798,565      1.0
                                                                                                   --------------    ------
                                                                                                       18,376,462      4.9

               Electric            98,600    Cinergy Corp.                                              3,812,862      1.0
               Utilities


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Schedule of Investments (continued)

North America                                                                                       Value        Percent of
(continued)    Industry*      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
United States  Electronic         131,600  ++Anixter International Inc.                            $    3,638,740      1.0%
(continued)    Equipment &        292,700  ++Ingram Micro Inc. (Class A)                                4,888,090      1.3
               Instruments        133,900    Symbol Technologies, Inc.                                  2,316,470      0.6
                                  229,000  ++Tech Data Corporation                                      9,501,210      2.5
                                                                                                   --------------    ------
                                                                                                       20,344,510      5.4

               Energy Equipment   105,300  ++BJ Services Company                                        4,121,442      1.1
               & Service          224,100    Diamond Offshore Drilling, Inc.                            5,087,070      1.3
                                   42,100    Energy Select Sector SPDR Fund (g)                         1,185,957      0.3
                                   70,800    Oil Service HOLDRs Trust (c)                               4,796,700      1.3
                                                                                                   --------------    ------
                                                                                                       15,191,169      4.0

               Food Products      219,195    Archer-Daniels-Midland Company                             3,432,594      0.9
                                  650,300  ++Del Monte Foods Company                                    6,997,228      1.8
                                  225,400  ++Smithfield Foods, Inc.                                     5,186,454      1.4
                                                                                                   --------------    ------
                                                                                                       15,616,276      4.1

               Health Care        143,900    Becton, Dickinson and Company                              6,484,134      1.7
               Equipment &         60,300    C.R. Bard, Inc.                                            5,680,260      1.5
               Supplies             5,500    Invacare Corp.                                               235,510      0.1
                                  114,100    Mentor Corporation                                         3,240,440      0.8
                                                                                                   --------------    ------
                                                                                                       15,640,344      4.1

               Health Care        149,100    McKesson HBOC, Inc.                                        4,380,558      1.2
               Providers &        681,900  ++WebMD Corporation                                          6,137,100      1.6
               Services                                                                            --------------    ------
                                                                                                       10,517,658      2.8

               Hotels,            149,700    Darden Restaurants, Inc.                                   2,994,000      0.8
               Restaurants &       19,400  ++MGM Mirage Inc.                                              783,954      0.2
               Leisure             20,900    Mandalay Resort Group                                        979,583      0.3
                                   41,900    Outback Steakhouse, Inc.                                   1,857,846      0.5
                                                                                                   --------------    ------
                                                                                                        6,615,383      1.8

               IT Services         47,700  ++Computer Sciences Corporation                              2,129,805      0.6
                                  332,400  ++Convergys Corporation                                      5,557,728      1.4
                                  119,000    Sabre Holdings Corporation                                 2,512,090      0.7
                                  122,900  ++Sungard Data Systems Inc.                                  3,825,877      1.0
                                                                                                   --------------    ------
                                                                                                       14,025,500      3.7

               Insurance          133,300    ACE Limited                                                5,787,886      1.5
                                  226,800    Protective Life Corporation                                8,028,720      2.1
                                                                                                   --------------    ------
                                                                                                       13,816,606      3.6

               Internet           128,600  ++EarthLink, Inc.                                            1,210,126      0.3
               Software &       2,597,000  ++Vignette Corporation                                       6,180,860      1.6
               Services                                                                            --------------    ------
                                                                                                        7,390,986      1.9

               Machinery           38,900    Eaton Corporation                                          4,518,235      1.2
                                   56,000    ITT Industries, Inc.                                       4,174,240      1.1
                                                                                                   --------------    ------
                                                                                                        8,692,475      2.3

               Media               85,200    Harte-Hanks, Inc.                                          1,848,840      0.5
                                   60,300    Knight Ridder, Inc.                                        4,638,276      1.2
                                  661,400  ++Paxson Communications Corporation                          2,599,302      0.7
                                  299,200    The Reader's Digest Association, Inc. (Class A)            4,146,912      1.1
                                                                                                   --------------    ------
                                                                                                       13,233,330      3.5

               Metals & Mining    301,000  ++GrafTech International Ltd.                                3,744,440      1.0
                                    5,300  ++International Steel Group, Inc.                              186,030      0.0
                                  150,600  ++Steel Dynamics, Inc.                                       3,358,380      0.9
                                                                                                   --------------    ------
                                                                                                        7,288,850      1.9


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Schedule of Investments (continued)

North America                                                                                       Value        Percent of
(concluded)    Industry*      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
United States  Multiline Retail    93,100    Federated Department Stores, Inc.                     $    4,420,388      1.2%
(concluded)                       124,800    J.C. Penney Company, Inc.                                  3,267,264      0.8
                                                                                                   --------------    ------
                                                                                                        7,687,652      2.0

               Oil & Gas           91,500    Noble Energy, Inc.                                         4,044,300      1.0
                                   79,900    Sunoco, Inc.                                               4,430,455      1.2
                                  119,900    Unocal Corporation                                         4,414,718      1.2
                                                                                                   --------------    ------
                                                                                                       12,889,473      3.4

               Pharmaceuticals    347,300  ++King Pharmaceuticals, Inc.                                 5,792,964      1.5
                                   82,800    Medicis Pharmaceutical (Class A)                           3,010,608      0.8
                                                                                                   --------------    ------
                                                                                                        8,803,572      2.3

               Real Estate          9,000  ++Government Properties Trust, Inc.                            119,070      0.0

               Road & Rail        155,700    CSX Corporation                                            4,913,892      1.3
                                   15,000  ++Overnite Corporation                                         336,150      0.1
                                                                                                   --------------    ------
                                                                                                        5,250,042      1.4

               Semiconductors &   253,300  ++Applied Micro Circuits Corporation                         1,841,491      0.5
               Semiconductor       30,800  ++DSP Group, Inc.                                              814,968      0.2
               Equipment           67,000  ++TriQuint Semiconductor, Inc.                                 574,190      0.1
                                                                                                   --------------    ------
                                                                                                        3,230,649      0.8

               Software           137,000    Computer Associates International, Inc.                    3,581,180      0.9
                                  398,100  ++Compuware Corporation                                      3,196,743      0.8
                                2,212,300  ++Parametric Technology Corporation                          9,269,537      2.5
                                  399,600  ++TIBCO Software Inc.                                        3,140,856      0.8
                                   62,000  ++Take-Two Interactive Software, Inc.                        1,798,000      0.5
                                                                                                   --------------    ------
                                                                                                       20,986,316      5.5

               Specialty Retail    71,800  ++Abercrombie & Fitch Co. (Class A)                          1,859,620      0.5
                                  134,500  ++American Eagle Outfitters, Inc.                            2,501,700      0.7
                                   72,800    Foot Locker, Inc.                                          1,801,072      0.5
                                  364,980    Limited Brands                                             6,642,636      1.7
                                   53,300  ++Linens 'n Things, Inc.                                     1,538,238      0.4
                                  136,200  ++Toys 'R' Us, Inc.                                          1,923,144      0.5
                                                                                                   --------------    ------
                                                                                                       16,266,410      4.3

               Thrifts & Mortgage   3,500  ++Franklin Bank Corporation                                     64,015      0.0
               Finance            168,100    Sovereign Bancorp, Inc.                                    3,800,741      1.0
                                                                                                   --------------    ------
                                                                                                        3,864,756      1.0

                                             Total Common Stocks in North America                     367,437,583     97.0


Western Europe

Switzerland    Biotechnology      111,100    Serono SA (ADR) (a)                                        2,130,898      0.6

                                             Total Common Stocks in Western Europe                      2,130,898      0.6

                                             Total Common Stocks (Cost--$310,079,835)                 369,568,481     97.6


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Schedule of Investments (concluded)

                     Beneficial Interest/                                                           Value        Percent of
                              Shares Held    Short-Term Securities                            (in U.S. dollars)  Net Assets
                              $ 6,206,486    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                             Series I (j)                                          $    6,206,486      1.6%
                              $48,183,150    Merrill Lynch Liquidity Series, LLC Money Market
                                             Series (j)(k)                                             48,183,150     13.0
                               16,061,050    Merrill Lynch Premier Institutional Fund (j)(k)           16,061,050      4.0

                                             Total Short-Term Securities
                                             (Cost--$70,450,686)                                       70,450,686     18.6

               Total Investments (Cost--$380,530,521)                                                 440,019,167    116.2
               Liabilities in Excess of Other Assets                                                 (61,280,697)    (16.2)
                                                                                                   --------------    ------
               Net Assets                                                                          $  378,738,470    100.0%
                                                                                                   ==============    ======


++Non-income producing security.

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.These industry classifications are unaudited.

(a)American Depositary Receipts (ADR).

(b)Represents ownership in MidCap SPDR Trust, a registered unit investment trust. The investment objective of the MidCap SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P MidCap 400 Index.

(c)Represents ownership in Oil Services HOLDRs Trust. The Oil
Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.

(d)Represents ownership in DIAMONDS Trust Series I. The DIAMONDS
Trust holds shares of common stock issued by all 30 companies in the Dow Jones Industrial Average.

(e)Represents ownership in SPDR Trust Series I, a registered unit investment trust. The investment objective of the SPDR Trust Series
I is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P 500 Index.

(f)Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector
Index.

(g)Represents ownership in Energy Select Sector SPDR Fund, registered in the United States. The investment objective of the Technology Select Sector SPDR Fund is to provide investment results that before expenses, corresponds to the performance of The Energy
Select Sector Index.

(h)Represents ownership in iShares Dow Jones U.S. Basic Materials
Sector Index Fund, registered in the United States. The investment objective of iShares Dow Jones U.S. Basic Materials Sector Index
Fund is to provide investment results that correspond to the performance of the Dow Jones U.S. Basic Materials Sector Index.

(i)Represents ownership in iShares S&P SmallCap 600 Index Fund, registered in the United States. The investment objective of iShares
S&P SmallCap 600 Index Fund is to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

(j)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                              Interest/
                                              Net              Dividend
Affiliate                                   Activity            Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I             $ (6,842,600)          $ 213,244
Merrill Lynch Liquidity Series,
   LLC Money Market Series             $  28,436,939          $  34,821
Merrill Lynch Premier
   Institutional Fund                       (94,940)          $  18,801


(k)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Statement of Assets and Liabilities

As of January 31, 2004
Assets

               Investments, at value (including securities loaned of $62,517,929)
               (identified cost--$380,530,521)                                                              $   440,019,167
               Cash                                                                                                     539
               Receivables:
                  Securities sold                                                         $     5,973,057
                  Capital shares sold                                                             723,337
                  Dividends                                                                       159,629
                  Securities lending--net                                                           9,039
                  Interest from affiliates                                                          5,679         6,870,741
                                                                                          ---------------
               Prepaid registration fees                                                                             28,817
                                                                                                            ---------------
               Total assets                                                                                     446,919,264
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                         64,244,200
               Payables:
                  Securities purchased                                                          2,673,115
                  Capital shares redeemed                                                         596,862
                  Investment adviser                                                              236,377
                  Distributor                                                                     199,012
                  Other affiliates                                                                176,497         3,881,863
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                54,731
                                                                                                            ---------------
               Total liabilities                                                                                 68,180,794
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   378,738,470
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Capital Stock, $.10 par value, 40,000,000
               shares authorized                                                                            $       356,806
               Class B Shares of Capital Stock, $.10 par value, 40,000,000
               shares authorized                                                                                    835,168
               Class C Shares of Capital Stock, $.10 par value, 40,000,000
               shares authorized                                                                                    508,076
               Class I Shares of Capital Stock, $.10 par value, 20,000,000
               shares authorized                                                                                    522,889
               Class R Shares of Capital Stock, $.10 par value, 40,000,000
               shares authorized                                                                                      2,768
               Paid-in capital in excess of par                                                                 339,629,241
               Accumulated realized capital losses on investments--net                    $  (22,605,124)
               Unrealized appreciation on investments--net                                     59,488,646
                                                                                          ---------------
               Total accumulated earnings--net                                                                   36,883,522
                                                                                                            ---------------
               Net Assets                                                                                   $   378,738,470
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $62,061,357 and 3,568,060 shares outstanding                 $         17.39
                                                                                                            ===============
               Class B--Based on net assets of $139,610,087 and 8,351,675 shares outstanding                $         16.72
                                                                                                            ===============
               Class C--Based on net assets of $84,754,888 and 5,080,760 shares outstanding                 $         16.68
                                                                                                            ===============
               Class I--Based on net assets of $91,844,985 and 5,228,888 shares outstanding                 $         17.56
                                                                                                            ===============
               Class R--Based on net assets of $467,153 and 27,684 shares outstanding                       $         16.87
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Statement of Operations

For the Year Ended January 31, 2004
Investment Income

               Dividends (net of $4,605 foreign withholding tax)                                            $     2,910,417
               Interest from affiliates                                                                             213,244
               Securities lending--net                                                                               53,622
                                                                                                            ---------------
               Total income                                                                                       3,177,283
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     2,055,221
               Account maintenance and distribution fees--Class B                               1,250,138
               Account maintenance and distribution fees--Class C                                 744,215
               Transfer agent fees--Class B                                                       449,898
               Transfer agent fees--Class C                                                       278,007
               Transfer agent fees--Class I                                                       217,377
               Accounting services                                                                155,741
               Transfer agent fees--Class A                                                       140,900
               Account maintenance fees--Class A                                                  115,365
               Registration fees                                                                   71,350
               Printing and shareholder reports                                                    61,881
               Custodian fees                                                                      48,350
               Professional fees                                                                   38,661
               Directors' fees and expenses                                                        19,145
               Pricing fees                                                                           947
               Account maintenance and distribution fees--Class R                                     569
               Transfer agent fees--Class R                                                           303
               Other                                                                               34,326
                                                                                          ---------------
               Total expenses                                                                                     5,682,394
                                                                                                            ---------------
               Investment loss--net                                                                             (2,505,111)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments

               Realized loss on investments--net                                                                (2,979,434)
               Change in unrealized appreciation/depreciation on investments--net                               113,884,149
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                           110,904,715
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   108,399,604
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Statements of Changes in Net Assets

                                                                                             For the Year Ended January 31,
Increase (Decrease) in Net Assets:                                                              2004               2003
Operations

               Investment loss--net                                                       $   (2,505,111)   $   (2,493,996)
               Realized gain (loss) on investments and foreign currency
               transactions--net                                                              (2,979,434)      (14,560,767)
               Change in unrealized appreciation/depreciation on investments--net             113,884,149      (91,293,370)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                108,399,604     (108,348,133)
                                                                                          ---------------   ---------------

Distributions to Shareholders

               Realized gain on investments--net:
                  Class A                                                                              --         (832,980)
                  Class B                                                                              --       (3,274,325)
                  Class C                                                                              --       (1,874,541)
                  Class I                                                                              --       (1,392,154)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from distributions to shareholders                 --       (7,374,000)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                   (3,271,592)        37,995,068
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                        105,128,012      (77,727,065)
               Beginning of year                                                              273,610,458       351,337,523
                                                                                          ---------------   ---------------
               End of year                                                                $   378,738,470   $   273,610,458
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Financial Highlights

The following per share data and ratios have been derived                              Class A++
from information provided in the financial statements.
                                                                             For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of year            $    12.29   $    17.04   $    16.14   $    14.05   $    14.13
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                    (.05)        (.04)       --++++     --++++++          .11
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   5.15       (4.40)         1.60         4.27          .22
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    5.10       (4.44)         1.60         4.27          .33
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --        (.31)        (.70)       (2.18)        (.41)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    17.39   $    12.29   $    17.04   $    16.14   $    14.05
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                41.50%     (26.12%)       10.31%       33.66%        2.35%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.34%        1.37%        1.36%        1.78%        1.67%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                     (.34%)       (.26%)       (.02%)         .02%         .73%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   62,061   $   31,504   $   36,225   $    7,757   $    5,913
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                86.16%       73.90%       98.94%      153.48%       52.89%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

++++Amount is less than $(.01) per share.

++++++Amount is less than $.01 per share.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                             For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of year            $    11.90   $    16.64   $    15.86   $    13.72   $    13.92
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.16)        (.15)        (.12)        (.11)        (.02)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   4.98       (4.29)         1.56         4.17          .22
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    4.82       (4.44)         1.44         4.06          .20
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --        (.30)        (.66)       (1.92)        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    16.72   $    11.90   $    16.64   $    15.86   $    13.72
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                40.50%     (26.75%)        9.45%       32.50%        1.45%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.15%        2.17%        2.17%        2.62%        2.51%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (1.14%)      (1.05%)       (.78%)       (.80%)       (.11%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  139,610   $  115,748   $  162,316   $   67,062   $   59,736
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                86.16%       73.90%       98.94%      153.48%       52.89%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                             For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of year            $    11.88   $    16.61   $    15.84   $    13.70   $    13.91
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.16)        (.15)        (.12)        (.12)        (.02)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   4.96       (4.27)         1.55         4.18          .21
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    4.80       (4.42)         1.43         4.06          .19
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --        (.31)        (.66)       (1.92)        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    16.68   $    11.88   $    16.61   $    15.84   $    13.70
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                40.40%     (26.73%)        9.38%       32.55%        1.38%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.16%        2.19%        2.19%        2.65%        2.55%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (1.15%)      (1.07%)       (.79%)       (.84%)       (.15%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   84,755   $   67,233   $   80,227   $   37,475   $   32,543
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                86.16%       73.90%       98.94%      153.48%       52.89%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                              Class I++
from information provided in the financial statements.
                                                                             For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of year            $    12.38   $    17.12   $    16.20   $    14.13   $    14.18
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                    (.01)       --++++          .03       --++++          .15
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   5.19       (4.42)         1.62         4.33          .22
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    5.18       (4.42)         1.65         4.33          .37
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --        (.32)        (.73)       (2.26)        (.42)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    17.56   $    12.38   $    17.12   $    16.20   $    14.13
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                41.84%     (25.92%)       10.56%       34.01%        2.57%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.09%        1.12%        1.10%        1.47%        1.41%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                     (.09%)       (.01%)         .19%       (.01%)         .98%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   91,845   $   59,125   $   72,570   $    3,770   $      369
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                86.16%       73.90%       98.94%      153.48%       52.89%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

++++Amount is less than $(.01) per share.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Financial Highlights (concluded)

                                                                                                              Class R

The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                   February 4, 2003++
                                                                                                           to January 31,
Increase (Decrease) in Net Asset Value:                                                                         2004
Per Share Operating Performance

               Net asset value, beginning of period                                                            $      11.81
                                                                                                               ------------
               Investment loss--net**                                                                                 (.09)
               Realized and unrealized gain on investments--net                                                        5.15
                                                                                                               ------------
               Total from investment operations                                                                        5.06
                                                                                                               ------------
               Net asset value, end of period                                                                  $      16.87
                                                                                                               ============

Total Investment Return++++

               Based on net asset value per share                                                                 42.85%+++
                                                                                                               ============

Ratios to Average Net Assets

               Expenses                                                                                              1.53%*
                                                                                                               ============
               Investment loss--net                                                                                 (.58%)*
                                                                                                               ============

Supplemental Data

               Net assets, end of period (in thousands)                                                        $        467
                                                                                                               ============
               Portfolio turnover                                                                                    86.16%
                                                                                                               ============

*Annualized.

**Based on average shares outstanding.

++Commencement of operations.

++++Total investment returns exclude the effects of sales charges.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Fund (the "Fund") is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Expenses--Certain expenses have been allocated to the individual funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Program.
(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,505,111 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account
                              Maintenance        Distribution
                                      Fee                 Fee

Class A                              .25%                  --
Class B                              .25%                .75%
Class C                              .25%                .75%
Class R                              .25%                .25%



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended January 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD              MLPF&S

Class A                            $3,286             $47,601
Class I                            $   16             $   237


For the year ended January 31, 2004, MLPF&S received contingent deferred sales charges of $221,825 and $10,547 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $25 relating to transactions subject to front-end sales charge waivers in class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of January 31, 2004, the Fund lent securities with a value of $8,871,936 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended January 31, 2004, MLIM, LLC received $23,335 in securities lending agent fees.

In addition, MLPF&S received $165,377 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the year ended January 31, 2004, the Fund reimbursed MLIM $6,559 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2004 were $257,457,983 and $259,230,425, respectively.

Net realized losses for the year ended January 31, 2004 and net unrealized gains as of January 31, 2004 were as follows:


                                        Realized         Unrealized
                                          Losses              Gains

Long-term investments             $  (2,979,434)     $   59,488,646
                                  --------------     --------------
Total                             $  (2,979,434)     $   59,488,646
                                  ==============     ==============


As of January 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $55,982,965, of which $68,976,726 related to appreciated securities and $12,993,761 related to depreciated securities. At January 31, 2004, the aggregate cost of investments for Federal income tax purposes was $384,036,202.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $(3,271,592) and $37,995,068 for the years ended January 31, 2004 and January 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended January 31, 2004++                  Shares             Amount

Shares sold                            1,033,155     $   14,869,599
Automatic conversion of shares           714,328         10,389,781
                                   -------------     --------------
Total issued                           1,747,483         25,259,380
Shares redeemed                        (743,365)       (10,882,870)
                                   -------------     --------------
Net increase                           1,004,118     $   14,376,510
                                   =============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Notes to Financial Statements (continued)


Class A Shares for the Year                                  Dollar
Ended January 31, 2003++                  Shares             Amount

Shares sold                            1,144,133     $   17,493,339
Automatic conversion of shares           339,530          5,078,735
Shares issued to shareholders in
   reinvestment of distributions          60,450            779,799
                                   -------------     --------------
Total issued                           1,544,113         23,351,873
Shares redeemed                      (1,106,276)       (15,472,902)
                                   -------------     --------------
Net increase                             437,837     $    7,878,971
                                   =============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


Class B Shares for the Year                                  Dollar
Ended January 31, 2004                    Shares             Amount

Shares sold                            1,163,630     $   16,729,114
Automatic conversion of shares         (740,282)       (10,389,781)
Shares redeemed                      (1,795,149)       (24,689,495)
                                   -------------     --------------
Net decrease                         (1,371,801)     $ (18,350,162)
                                   =============     ==============


Class B Shares for the Year                                  Dollar
Ended January 31, 2003                    Shares             Amount

Shares sold                            3,462,321     $   52,641,677
Shares issued to shareholders in
reinvestment of distributions            233,947          2,936,025
                                   -------------     --------------
Total issued                           3,696,268         55,577,702
Automatic conversion of shares         (348,833)        (5,078,735)
Shares redeemed                      (3,379,906)       (45,358,371)
                                   -------------     --------------
Net increase (decrease)                 (32,471)     $    5,140,596
                                   =============     ==============


Class C Shares for the Year                                  Dollar
Ended January 31, 2004                    Shares             Amount

Shares sold                              712,972     $   10,434,756
Shares redeemed                      (1,291,213)       (18,090,030)
                                   -------------     --------------
Net decrease                           (578,241)     $  (7,655,274)
                                   =============     ==============


Class C Shares for the Year                                  Dollar
Ended January 31, 2003                    Shares             Amount

Shares sold                            2,555,721     $   39,217,666
Shares issued to shareholders in
   reinvestment of distributions         133,726          1,675,585
                                   -------------     --------------
Total issued                           2,689,447         40,893,251
Shares redeemed                      (1,860,313)       (24,805,121)
                                   -------------     --------------
Net increase                             829,134     $   16,088,130
                                   =============     ==============


Class I Shares for the Year                                  Dollar
Ended January 31, 2004++                  Shares             Amount

Shares sold                            2,010,787     $   31,127,233
Shares redeemed                      (1,558,315)       (23,178,188)
                                   -------------     --------------
Net increase                             452,472     $    7,949,045
                                   =============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


Class I Shares for the Year                                  Dollar
Ended January 31, 2003++                  Shares             Amount

Shares sold                            4,805,105     $   72,268,015
Shares issued to shareholders in
   reinvestment of distributions         103,179          1,339,256
                                   -------------     --------------
Total issued                           4,908,284         73,607,271
Shares redeemed                      (4,370,384)       (64,719,900)
                                   -------------     --------------
Net increase                             537,900     $    8,887,371
                                   =============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


Class R Shares for the Period
February 4, 2003++ to                                        Dollar
January 31, 2004                          Shares             Amount

Shares sold                               56,790     $      901,164
Shares redeemed                         (29,106)          (492,875)
                                   -------------     --------------
Net increase                              27,684     $      408,289
                                   =============     ==============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended January 31, 2004.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended January 31, 2004 and January 31, 2003 was as follows:


                                       1/31/2004          1/31/2003
Distributions paid from:
   Ordinary income                 $          --     $    6,753,337
   Net long-term capital gains                --            620,663
                                   -------------     --------------
Total taxable distributions        $          --     $    7,374,000
                                   =============     ==============


As of January 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                   $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                             (19,099,443)*
Unrealized gains--net                                  55,982,965**
                                                     --------------
Total accumulated earnings--net                      $   36,883,522
                                                     ==============

*On January 31, 2004, the Fund had a net capital loss carryforward of $19,099,443, of which $3,136,600 expires in 2011 and $15,962,843 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Independent Auditors' Report


To the Shareholders and Board of Directors of The Asset Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc. (the "Program") as of January 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc. as of January 31, 2004, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

March 12, 2004



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held with    Of Time                                                 Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     123 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            159 Portfolios
Princeton,             Director     and       Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                       1995 to   since 1999; Chairman (Americas Region)
Age: 63                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms
                                              as used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*

James H. Bodurtha      Director     2002 to   Director of The China Business Group, Inc.    39 Funds       None
P.O. Box 9095                       present   since 1996 and Executive Vice President       56 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman
NJ 08543-9095                                 of the Board of Berkshire Holding
Age: 59                                       Corporation since 1980; Partner of
                                              Squire, Sanders & Dempsey from 1980
                                              to 1993.


Joe Grills             Director     1994 to   Member of the Committee of Investment of      39 Funds       Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    56 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director of Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director of LaSalle Street Fund from 1995
                                              to 2001; Director of Kimco Realty Corporation
                                              since 1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998 and Vice Chairman thereof since
                                              2002; Director of Montpelier Foundation since
                                              1998 and Vice Chairman thereof since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held with    Of Time                                                 Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Herbert I. London      Director     2002 to   John M. Olin Professor of Humanities, New     39 Funds       None
P.O. Box 9095                       present   York University since 1993 and Professor      56 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980; Director of Level Playing Field
                                              from 2000 to 2003.


Andre F. Perold        Director     2002 to   Harvard Business School, George Gund          39 Funds       None
P.O. Box 9095                       present   Professor of Finance and Banking since        56 Portfolios
Princeton,                                    2000; Senior Associate Dean and Director
NJ 08543-9095                                 of Faculty Recruiting since 2001 and
Age: 51                                       Finance Area Chair from 1996 to 2001;
                                              Sylvan C. Coleman Professor of Financial
                                              Management from 1993 to 2000; Director of
                                              Genbel Securities Limited and Gensec Bank
                                              from 1999 to 2003; Director of Stockback.com
                                              from 2000 to 2002; Director of Sanlam Limited
                                              from 2001 to 2003; Trustee of Commonfund from
                                              1989 to 2001 Director of Sanlam Investment
                                              Management from 1999 to 2001; Director of
                                              Bulldogresearch.com from 2000 to 2001;
                                              Director of Quantec Limited from 1991 to
                                              1999; Director and Chairman of the Board of
                                              UNX Inc. since 2003.


Roberta Cooper Ramo    Director     2002 to   Shareholder of Modrall, Sperling, Roehl,      39 Funds       None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; Director      56 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9095                                 of the Board since 2000; Director of
Age: 61                                       ECMC, Inc. since 2001.


Robert S. Salomon, Jr. Director     1996 to   Principal of STI Management since 1994;       39 Funds       None
P.O. Box 9095                       present   Trustee of Commonfund from 1980 to 2001;      56 Portfolios
Princeton,                                    Director of Rye Country Day School since
NJ 08543-9095                                 2001.
Age: 67


Stephen B. Swensrud    Director     1994 to   Chairman of Fernwood Advisors (investment     40 Funds       International
P.O. Box 9095                       present   adviser) since 1996; Principal of Fernwood    57 Portfolios  Mobile
Princeton,                                    Associates (financial consultant) since                      Communications,
NJ 08543-9095                                 1975; Chairman of RPP Corporation since                      Inc.
Age: 70                                       1978; Director of International Mobile
                                              Communications, Inc. since 1998.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length
                       Held with    Of Time
Name, Address & Age    Fund         Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1994 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice         present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of
NJ 08543-9011                                 Equities at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment
Age: 49                                       Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer
                                              Funds, Inc. from 1991 to 1999.


R. Elise Baum          Vice         2000 to   Managing Director of MLIM since 2002; Director (Equities) of MLIM from 1999
P.O. Box 9011          President    present   to 2002; Vice President from 1995 to 1999.
Princeton,
NJ 08543-9011
Age: 43


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                       present   to 2001; Vice President from 1999 to 2000; Attorney associated with MLIM since
Princeton,                                    1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from
NJ 08543-9011                                 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors.



Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH MID CAP VALUE FUND, JANUARY 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold, (3) Robert S.
Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - Current Year--$25,600        Prior Year--$25,000

(b) Audit-Related Fees -  Current Year--$0    Prior Year--$0

(c) Tax Fees -Current Year--$5,200            Prior Year--$5,800
The nature of the services include tax compliance, tax advice and tax planning

(d) All Other Fees - Current Year--$0         Prior Year--$0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) 0%

(f) N/A

(g) Current Year--$18,176,900                Prior Year--$17,134,248

(h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - Exhibits attached hereto

11(a) - Not Applicable

11(b) - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.


Date: March 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.


Date: March 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.


Date: March 19, 2004